UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2007

GenTek Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14789	02-0505547
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 East Halsey Road, Parsippany, New Jersey		07054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	973-515-0900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 13, 2007, GenTek Inc. (the "Company") determined that its condensed consolidated financial statements for the quarters ended March 31, 2007 and March 31, 2006 should no longer be relied upon due to the classification errors identified below. However, the Company has determined that the correction of these errors will have no impact on the Company’s previously reported earnings, or results of operations for the reporting periods.

• Classification error in the condensed consolidated cash flow statement for the treatment of costs of property, plant and equipment included in accounts payable. In accordance with SFAS No. 95, Statement of Cash Flows, costs for capital expenditures should be reported within cash flows from investing activities when paid. The Company was reporting capital expenditures in its condensed consolidated statements of cash flows on an accrual basis rather than on a cash basis, and as a result, was reporting capital expenditures in the period in which the Company acquired legal title to the related property, plant and equipment rather than when the Company actually paid for such property, plant and equipment. Furthermore, the unpaid portion of the transaction should have been disclosed as a non-cash investing activity in the supplemental disclosure of cash flow information, The condensed consolidated cash flows as reported for the three months ended March 31, 2007 and 2006 included $3,721 and $1,340 in changes in account payable balances, respectively, related to payments made for property, plant and equipment rather than being included in capital expenditures within cash flows from investing activities. Additionally, $2,001 and $1,361 unpaid portion of the property, plant and equipment, respectively, were not appropriately disclosed as non-cash investing activities in the supplemental disclosure of cash flow information.

• Classification error in the condensed consolidated cash flow statement for the treatment of the revolving credit facility. For the three month period ended March 31, 2007, the Company incorrectly reported the issuance of long term debt amounts borrowed and paid on the Company’s revolving credit facility on a net basis within issuance of long-term debt as opposed to being reported separately in the condensed consolidated statement of cash flows in financing activities. The condensed consolidated statement of cash flows for the three month period ended March 31, 2007 should have included proceeds from revolving credit facility of $22,500, repayment of revolving credit facility of $20,500 and reduction of issuance of long-term debt of $2,000.

As a result of the foregoing described classification errors, the Company will restate the Condensed Consolidated Statements of Cash Flows for the periods ended March 31, 2007 and March 31, 2006.

Management also identified an immaterial error in their adoption of the recognition and disclosure provisions of Statement of Financial Accounting Standards No. 158, Employers Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R). The Company incorrectly included the portion of the transition adjustment related to previously unrecognized accumulated actuarial gains due to the impact of the federal subsidy provided under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 in calculating the deferred tax impact of the transition adjustment to the accumulated projected benefit obligation for other postretirement benefits. However, no deferred taxes should have been recorded related to this portion of the transition adjustment as the federal subsidy is non-taxable. As a result of this immaterial error, the adjustment to initially apply FASB Statement No. 158 to accumulated other comprehensive income was understated by $2,546 and the net deferred tax balance included in other long term liabilities was overstated by the same amount at December 31, 2006.

As a result, the Company will restate the Condensed Consolidated Balance Sheet as of December 31, 2006 and March 31, 2007 and the Condensed Consolidated Statement of Changes in Equity for the year ended December 31, 2006. However, the Company has determined that the correction of this immaterial error will have no impact on the Company’s previously reported earnings, or results of operations for the reporting periods.

Authorized officers of the Company have discussed with the Company’s independent registered public accounting firm the matters disclosed in this Form 8-K. The Company is in the process of evaluating the impact that these errors have on management’s report on internal controls over financial reporting.

The Company will file an amended Quarterly Report on Form 10-Q for the interim period ended March 31, 2007 to reflect the matters discussed herein at the earliest possible date.

Item 7.01 Regulation FD Disclosure.

On August 13, 2007, GenTek Inc. (the "Company") issued a press release announcing a delay in the filing of the Company's Quarterly Report on Form 10-Q for the second quarter ending June 30, 2007 and the postponement of its earnings conference call previously scheduled for Tuesday, August 14, 2007 at 10 a.m. A copy of the press release announcing the filing delay and the earnings call postponement is attached hereto as Exhibit 99.1. The Company is filing this Current Report on Form 8-K to give broad disclosure to such information.

The information in this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 13, 2007, GenTek Inc. (the "Company") issued a press release announcing a delay in the filing of the Company's Quarterly Report on Form 10-Q for the second quarter ending June 30, 2007 and the postponement of its earnings conference call previously scheduled for Tuesday, August 14, 2007 at 10 a.m. A copy of the press release announcing the filing delay and the earnings call postponement is attached hereto as Exhibit 99.1. The Company is filing this Current Report on Form 8-K to give broad disclosure to such information.

The information in this Item 8.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenTek Inc.

August 16, 2007	By:	James Imbriaco

Name: James Imbriaco
Title: Vice President General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 13, 2007 Announcing Delay in Filing Form 10-Q for the Second Quarter 2007 and Postponement of Earnings Call